EXHIBIT 10.30

CONSENT AND AMENDMENT NO. 6 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 6 TO CREDIT AGREEMENT (“Amendment”) is entered into as of October 25, 2007, by and among SAVVIS Communications Corporation, a Missouri corporation (“Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation (“Holdings”), Wells Fargo Foothill, Inc., as a Lender and as Agent for all Lenders (“Agent”) and the other Lenders party to the Credit Agreement (as hereinafter defined).

WITNESSETH:

WHEREAS, Borrower, Holdings, Agent and Lenders are parties to that certain Credit Agreement, dated as of June 10, 2005 (as amended, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Credit Agreement); and

WHEREAS, Borrower has requested that Agent and Lenders consent to the acquisition by SAVVIS Singapore Company Pte. Ltd. of certain assets of [Geo-Tele] (the “Geo-Tele Acquisition”) pursuant to that certain [describe purchase agreement] attached hereto as Exhibit A (the “Geo-Tele Purchase Agreement”);

WHEREAS, Borrower has informed Agent and Lenders that it desires to amend the Credit Agreement in certain respects and Agent and Lenders have agreed to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent. Subject to the satisfaction of the conditions set forth in Section 3 below, Lenders hereby consent to the Geo-Tele Acquisition. This is a limited consent and shall not be deemed to constitute a consent to or waiver of any Event of Default, Default or breach of the Credit Agreement or of the other Loan Documents or other requirements of any provision of the Credit Agreement or other Loan Documents.

2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is amended as follows:

(a) Section 6.1 of the Credit Agreement shall be amended by deleting the word “and” at the end of clause (k) thereof, amending clause (l) thereof so that it is now a reference to clause (m) thereof, and adding new clause (l) thereto, as follows:

“(l) unsecured Indebtedness of up to $90,000,000 incurred solely for the purpose of foreign data center expansion pursuant to the acquisition or build-out of required leasehold improvements; and”

(b) Clause (iv) of Section 6.1(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iv) the aggregate net inter-company payable owing by the Foreign Subsidiaries of Holdings to Holdings and its Domestic Subsidiaries shall at no time exceed $70,000,000;”

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by each of Agent), each to be in form and substance satisfactory to Agent:

(a) Agent shall have received a fully executed copy of this Amendment, together with the Consent and Reaffirmation attached hereto;

(b) Agent shall have received a fully executed copy of the Geo-Tele Purchase Agreement together with all other documents, agreements and instruments executed in connection therewith;

(c) Borrower shall have delivered to Agent such other documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

(d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(e) No Default or Event of Default shall have occurred and be continuing.

4. Miscellaneous.

(a) Warranties and Absence of Defaults. In order to induce Agent to enter into this Amendment, each of Borrower and Holdings hereby warrants to Agent, as of the date hereof, that the representations and warranties of Borrower and Holdings contained in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof (other than those which, by their terms, specifically are made as of certain dates prior to the date hereof).

(b) Expenses. Each of Borrower and Holdings, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Credit Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

5. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Holdings, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, either known or suspected, both at law and in equity, which Borrower or Holdings or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and Holdings understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation, as Borrower

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

SAVVIS, INC., a Delaware corporation, as Holdings

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By:	/s/ Nichol S. Shuart
Title:	Vice President

Consent and Amendment No. 5 to Credit Agreement

OHSF FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OHSF II FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT ALPHA FINANCE I, LLC, as a Lender

By:	Oak Hill Credit Alpha Fund, L.P. its Member

By:	Oak Hill Credit Alpha Gen Par, L.P. its General Partner

By:	Oak Hill Credit Alpha MGP, LLC, its General Partner

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

Consent and Amendment No. 5 to Credit Agreement

FIRST BANK BUSINESS CAPITAL, INC. f/k/a FB COMMERCIAL FINANCE, INC., as a Lender

By:	/s/ Gregg Heutel
Title:	Vice President

Consent and Amendment No. 5 to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment No. 6 to Credit Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) reaffirms that the Loan Documents to which it is a party (and its obligations thereunder) shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

SAVVIS, Inc., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

SAVVIS Communications International, Inc., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

SAVVIS Procurement Corporation, a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

Consent and Reaffirmation to Consent and Amendment No. 5 to Credit Agreement

SAVVIS Federal Systems, Inc., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

SAVVIS Technology Services Corporation, a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer